We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. Investor Presentation Spring 2025

2 DISCLOSURE: Forward-Looking Statements This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward- looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; our guidance; our expected margin growth; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” "would," “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” "guidance," “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward- looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward- looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. When presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation. Sterling Infrastructure, Inc. | STRL: IR Presentation

Sterling, at a Glance Sterling Infrastructure, Inc. | STRL: IR Presentation 3 + Sterling, a Leading Infrastructure Services Provider + Transformation Built the Foundation for Success + Backlog of High-Profitability Work + Strong Platform Serving Diverse End Markets + E-Infrastructure Solutions + Transportation Solutions + Building Solutions

4 Sterling, a Leading Infrastructure Services Provider Sterling Infrastructure, Inc. | STRL: IR Presentation E-Infrastructure Solutions 44% Transportation Solutions 37% Building Solutions 19% NASDAQ: STRL Market Cap: $3.7 billion (March 14, 2025) 2024 Adjusted EBITDA Margin: 15.1% History of strong, profitable growth 2024 Revenue: $2.12 billion 8-year revenue CAGR of 20% 12/31/24 net cash $348 million Strong, balance sheet, Cash Flow Through high-value service and low execution risk, we are building the infrastructure foundation needed today for tomorrow's way of life Segment Pie Chart reflects 2024 Revenue by Segment

Sterling Infrastructure, Inc. | STRL: IR Presentation 5 Revenue CAGR 2019-2024: +18% R ev en ue ($ m ill io ns )* O p erating m arg in % * (4.9)% (2.0)% 2.2% 4.0% 3.4% 7.5% 7.6% 9.0% 10.4% 12.5% E-Infrastructure Solutions Transportation Solutions Building Solutions Operating Margin 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 -1,000 -500 0 500 1,000 1,500 2,000 2,500 (6)% (4)% (2)% 0% 2% 4% 6% 8% 10% 12% 2015 – 2019: Strategic Transformation 2020 +: Leveraging the Platform Transformation Built the Foundation for Success * Revenue and Operating margin from continuing operations

Sterling Infrastructure, Inc. | STRL: IR Presentation 6 EPS CAGR 2019-2024: +38% 2015 – 2019: Strategic Transformation 2020 +: Leveraging the Platform Transformation Built the Foundation for Success * Diluted EPS from continuing operations. See "Adjusted Net Income Reconciliation" in the appendix for the reconciliation of GAAP to non-GAAP measures. D ilu te d E PS * $0.10 $0.60 $1.24 $1.53 $2.11 $3.16 $4.44 $8.27 $(2.40) $(0.66) $6.10 GAAP Diluted EPS Adjusted Diluted EPS 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 $(3.00) $(2.00) $(1.00) $— $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00

Sterling Infrastructure, Inc. | STRL: IR Presentation 7 Backlog, a Pipeline of High-Profitability Work *Backlog and Unsigned Awards from continuing operations (1) As a result of the RHB amendment, Sterling no longer consolidated RHB's $491.3 million of backlog at December 31, 2024 B ac kl o g a nd U ns ig ne d A w ar d s ($ m ill io ns )* Backlog Unsigned Awards RHB Backlog(1) 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Q324 Q424 — 500 1,000 1,500 2,000 2,500 Backlog Does Not Include 3/4 of a Billion Dollars of Future-Phase Work

8 Strong Platform Serving Diverse End Markets Sterling Infrastructure, Inc. | STRL: IR Presentation Sterling is playing a critical role in building the data infrastructure that enables today's way of life, the manufacturing production coming back to the US, the highways, the bridges, and the airports that connect us and the homes we live in.

E-Infrastructure Solutions Markets + Data Centers + Next Generation Manufacturing + E-Commerce Distribution Centers + Warehousing What We Do: Leading provider of large-scale specialty site infrastructure improvement contracting services, including site selection and preparation, in the Southeastern, Northeastern and Mid-Atlantic U.S. E-Infrastructure Solutions data center project 2024 Financial Metrics + Revenue: $924 million + Operating Margin: 22.0% Drivers + Strong demand for data centers and mission-critical projects + Mega projects for EV, batteries, solar, semiconductors, other + Reshoring of manufacturing capacity + E-Commerce distribution center and small warehouses showing early signs of activity Key Customers + Hyundai/SK + Meta + Amazon + Walmart Sterling Infrastructure, Inc. | STRL: IR Presentation 9 Largest, highest-margin segment ranked #1 in ENR's 2023 Top 20 Firms in Excavation* *ENR (Engineering News-Record) The Top 600, The Top 20 Firms in Excavation, October 28, 2024

What We Do: Infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, light rail and storm drainage systems in the Rocky Mountain regions, Pacific Islands and Texas. Transportation Solutions Wildlife Crossing Bridge project Sterling Infrastructure, Inc. | STRL: IR Presentation 10 Transportation Solutions Strong markets with attractive margin opportunities 2024 Financial Metrics + Revenue: $784 million + Operating Margin: 6.5% Markets + Low-bid Heavy Highway + Alternative FD + Aviation + Rail Primary Geographies + Arizona + Colorado + Hawaii + Nevada + Texas + Utah Drivers + Strong state and local funding + Infrastructure Bill allocates $643B for transportation programs ($284B incremental), $25B for airports over 5 years + Over $185B in IIJA funding for 7,000+ transportation projects announced in 2022

Building Solutions

Improved bid discipline and reduced risk



Building Solutions Dallas area large subdivision project for leading builder

What We Do: Residential and Commercial concrete slabs in the Dallas/Fort Worth (DFW), Houston, and Phoenix markets. Plumbing capabilities (rough in, top outs, fixtures in DFW).

2024 Financial Metrics

+ Revenue: $408 million
+ Operating margin: 12.0%

Markets

+ Dallas/ Fort Worth
+ Houston
+ Phoenix

Customers

Leading National Home Builders, including but not limited to

+ Pulte
+ D.R. Horton
+ Lennar
+ HistoryMaker

Drivers

+ Demand for single-family homes in the Dallas, Houston, and Phoenix markets
+ Share gain in the Houston and Phoenix markets
+ Plumbing demand and cross-selling capabilities
+ Favorable mix shift

STERLING

Sterling Infrastructure, Inc. | STRL: IR Presentation 11

Financial Overview Sterling Infrastructure, Inc. | STRL: IR Presentation 12 + Quarter and Full Year Results Highlights + Cash Flow + Balance Sheet + Capital Allocation Priorities + Full Year Guidance + Summary

13 (1) See the Adjusted Net Income and EBITDA reconciliations in the appendix for reconciliations of GAAP to Non-GAAP measures. (2) Cash flow from operations for the twelve months ended December 31, 2024. (3) Combined Backlog includes Unsigned Awards of $138 million at December 31, 2024. Fourth Quarter and Full Year 2024 + Revenues: $498.8 million and $2,115.8 million, respectively + Net Income: $113.2 million and $257.5 million, respectively + Adjusted Net Income(1): $45.5 million and $189.9 million, respectively + Diluted EPS: $3.64 and $8.27, respectively + Adjusted Diluted EPS(1): $1.46 and $6.10, respectively + EBITDA(1): $167.4 million and $410.9 million, respectively + Adjusted EBITDA(1): $76.4 million and $320.0 million, respectively + Cash Flow from Operations(2): $174.3 million and $497.1 million, respectively + Cash & Cash Equivalents(2): $664.2 million + Backlog: $1.69 billion with 16.7% margin + Combined Backlog(3): $1.83 billion Sterling Infrastructure, Inc. | STRL: IR Presentation Results Highlights

14 Strong Cash Flow Profile Provides Flexibility and Supports Growth Investments Sterling Infrastructure, Inc. | STRL: IR Presentation Considerations: • In recent quarters, cash flow has benefited from the timing of cash payments on large projects in E-Infrastructure and Transportation Solutions. • Over the long-term, we expect that operating cash flow will approximate operating income. Operating Cash Flow $25 $39 $42 $123 $159 $219 $479 $497 2017 2018 2019 2020 2021 2022 2023 2024 0 100 200 300 400 500

15 Balance Sheet with Significant Firepower to Support Future Growth (1) 2018-2020 includes cash and debt from discontinued operations, 2021-4Q24 is continuing operations only. Considerations: • We expect to pursue strategic uses of our liquidity, including acquisitions, investing in capital equipment and managing leverage. • Sterling is comfortable with a forward- looking debt/EBITDA coverage ratio of +/-2.5X. • 5-Year Credit Facility as of December 31, 2024: • $317M Term Loan Borrowings • $75M Revolving Credit Facility (Undrawn) • Net cash position as of December 31, 2024: • $348M, or $11.17 per diluted share. Sterling Infrastructure, Inc. | STRL: IR Presentation (in m ill io ns ) $94 $46 $66 $61 $182 $472 $664 $82 $433 $369 $452 $431 $342 $316 Cash and cash equivalents Total debt 2018 2019 2020 2021 2022 2023 2024 0 100 200 300 400 500 600 700 Total Debt and Cash Positions (1)

Capital Allocation Priorities Support Growth in Existing and New Markets Support organic growth in existing and new markets + Capital expenditures support multi-year growth, weighted toward E- Infrastructure Solutions Strategic M&A – “Bolt on” and/ or 4th Leg Opportunities + “Bolt-ons”: Continue to evaluate small-to-mid sized acquisition opportunities that compliment our current service offerings and customer base + 4th Leg opportunities: Adjacent market opportunities with exposure to strong, multi-year infrastructure investment trends and/or a recurring revenue element + Seeking margin-accretive deals with attractive end market exposures at a reasonable price Share Repurchase Program + $200 million authorization + Taking an opportunistic approach to repurchase Sterling Infrastructure, Inc. | STRL: IR Presentation 16

Adjusted EPS(1) of $7.90 to $8.40 Net Income of $215 to $230 million EBITDA(1) of $370 to $395 million Revenue of $2.00 to $2.15 billion EPS of $6.75 to $7.25 Full Year 2025 Guidance (1) See EBITDA and Adjusted Net Income guidance reconciliations in appendix. Sterling Infrastructure, Inc. | STRL: IR Presentation 17 “We believe 2025 will be another excellent year for Sterling as we continue to drive bottom line growth that outpaces top line growth. The midpoint of our 2025 guidance would represent 10% revenue growth pro forma for the new RHB accounting methodology, 18% adjusted net income growth and 18% adjusted EBITDA growth,” - Joe Cutillo, STRL 4Q24 Conference Call Adjusted EBITDA(1) of $395 to $420 million Full Year 2025 Non-GAAP Guidance

Robust balance sheet, FCF 18 Sterling, a Leading Provider of Infrastructure Services in the U.S. Sterling Infrastructure, Inc. | STRL: IR Presentation Successful strategic foundation with strong, diversified platform Continued opportunity for margin expansion Strong, multi-year, secular growth drivers Strong historical stock performance

+ Appendix Sterling Infrastructure, Inc. | STRL: IR Presentation 19 + RHB Summary + 2025 Modeling Considerations + Quarterly Consolidated and Segment Results + EBITDA Reconciliation + Adjusted Net Income Guidance Reconciliation + EBITDA Guidance Reconciliation + STRL 3-Year Stock Price Performance + Active Geographical Footprint + Sustainability + Contact Us

Sterling Infrastructure, Inc. | STRL: IR Presentation 20 RHB Amendment Impact Summary The RHB operating agreement was amended on December 31, 2024. Under GAAP, this contractual change requires that Sterling no longer consolidate RHB’s results. As a result of this amendment, Sterling: + recognized a non-cash gain on deconsolidation of $67.9 million, net of tax; + no longer consolidated RHB's $491 million of backlog(1) at December 31, 2024; + no longer consolidated RHB's balance sheet, but instead recognized Sterling's 50% investment in the unconsolidated subsidiary on one line of Sterling’s Consolidated Balance Sheet; + will no longer consolidate RHB's revenue in 2025, but instead recognize 50% of RHB’s operating income which will be presented on one line in Sterling’s Consolidated Statements of Operations. (1) Remaining performance obligations do not differ from what we refer to as “Backlog”.

21 (1) In millions except for EPS and percentages (2) See Adjusted Net Income Reconciliation (3) See EBITDA guidance reconciliation Sterling Infrastructure, Inc. | STRL: IR Presentation 2025 Modeling Considerations(1) Revenue $2,000 to $2,150 Gross Margin 21.0% to 22.0% G&A Expense as % of Revenue (Excluding Intangible Amortization) ~6% Other Operating Expense $13 to $15 JV Non-Controlling Interest Expense ~$12 Effective Income Tax Rate ~26% Diluted EPS $6.75 to $7.25 Adjusted Diluted EPS(2) $7.90 to $8.40 Expected Dilutive Shares Outstanding 32.0 EBITDA(3) $370 to $395 Adjusted EBITDA(3) $395 to $420

2024 Modeling Considerations Continued* 22* In Millions Non-Cash Items FY 2025 Expectations FY 2024 Depreciation $51 to $56 $51.4 Intangible Amortization $25 $17.0 Debt Issuance Cost Amortization ~$1 $1.1 Stock-based Compensation $19 to $21 $19.0 Deferred Taxes $7 to $8 $32.6 Other Cash Flow Items FY 2025 Expectations FY 2024 Interest income, net $2 to $4 $2.4 CAPEX, net of disposals $70 to $80 $70.8 Sterling Infrastructure, Inc. | STRL: IR Presentation

23 Quarterly Consolidated and Segment Results ($ in millions) Q4 2024 Q4 2023 Revenues $ 498.8 $ 486.0 Gross Profit 106.7 91.8 G&A Expense (32.6) (26.1) Intangible Amortization (4.2) (4.0) Acquisition Related Costs (0.2) (0.5) Other Operating Expense, Net (7.4) (5.3) Operating Income 62.3 55.8 Interest, Net 2.0 (1.0) Gain on deconsolidation of subsidiary, net 91.3 — Income Tax Expense (38.4) (12.3) Less: Net Income Attributable to NCI (4.0) (2.3) Net income 113.2 40.2 Diluted EPS $ 3.64 $ 1.28 EBITDA (1) $ 167.4 $ 68.4 ($ in millions) Q4 2024 Q4 2023 E-Infrastructure Solutions Revenue $ 234.0 $ 217.5 Operating Income $ 56.4 $ 37.6 Operating Margin 24.1% 17.3 % Transportation Solutions Revenue $ 174.7 $ 175.7 Operating Income $ 8.7 $ 12.3 Operating Margin 5.0% 7.0 % Building Solutions Revenue $ 90.1 $ 92.8 Operating Income $ 9.2 $ 11.2 Operating Margin 10.3% 12.0% (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders  adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA reconciliation Sterling Infrastructure, Inc. | STRL: IR Presentation

24 (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders adjusted for depreciation and amortization, net interest income/expense and income tax expense. (2) The Company defines adjusted EBITDA as EBITDA excluding the impact of the net gain on deconsolidation of subsidiary and acquisition related costs. STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA RECONCILIATION (In thousands) (Unaudited) Sterling Infrastructure, Inc. | STRL: IR Presentation Three Months Ended December 31, Twelve Months Ended December 31, 2024 2023 2024 2023 Net income attributable to Sterling common stockholders $ 113,213 $ 40,173 $ 257,461 $ 138,655 Depreciation and amortization 17,864 14,874 68,410 57,403 Interest (income) expense, net (2,032) 991 (2,367) 15,180 Income tax expense 38,400 12,341 87,360 47,770 EBITDA (1) 167,445 68,379 410,864 259,008 Gain on deconsolidation of subsidiary, net (91,289) — (91,289) — Acquisition related costs 212 521 421 873 Adjusted EBITDA (2) $ 76,368 $ 68,900 $ 319,996 $ 259,881

STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES ADJUSTED NET INCOME GUIDANCE RECONCILIATION (In thousands) (Unaudited) Full Year 2025 Guidance Full Year Low High 2024 Actual Net income attributable to Sterling common stockholders $ 215,000 $ 230,000 $ 257,461 Gain on deconsolidation of subsidiary, net — — (91,289) Non-cash stock-based compensation 20,000 20,000 19,003 Intangible asset amortization 25,000 25,000 17,037 Acquisition related costs 5,000 5,000 5,177 Income tax impact of adjustments (13,000) (13,000) 13,356 Adjusted net income attributable to Sterling common stockholders (1) $ 252,000 $ 267,000 $ 220,745 Net income per share attributable to Sterling common stockholders: Diluted $ 6.75 $ 7.25 $ 8.27 Adjusted net income per share attributable to Sterling common stockholders: Diluted $ 7.90 $ 8.40 $ 7.09 Weighted average common shares outstanding: Diluted 32,000 32,000 31,146 (1) The Company defines adjusted net income from Continuing Operations as GAAP net income from Continuing Operations excluding the impact of the net gain on deconsolidation of subsidiary, acquisition related costs, and the income tax impact of these adjustments. The tax impact of adjustments is determined by using the Company's quarterly and annual effective tax rate, as applicable, unless the nature of the item requires application of a specific tax rate. Sterling Infrastructure, Inc. | STRL: IR Presentation 25

26 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA GUIDANCE RECONCILIATION (In millions) (Unaudited) Sterling Infrastructure, Inc. | STRL: IR Presentation Full Year 2025 Guidance Full Year 2024 Low High Actual Net income attributable to Sterling common stockholders $ 215 $ 230 $ 257 Depreciation and amortization 76 81 68 Interest income, net of interest expense (2) (4) (2) Income tax expense 81 88 87 EBITDA (1) 370 395 411 Gain on deconsolidation of subsidiary, net — — (91) Non-cash stock-based compensation 20 20 19 Acquisition related costs 5 5 5 Adjusted EBITDA(2) $ 395 $ 420 $ 344 (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest income, and income tax expense . (2) In 2025, the Company will define adjusted EBITDA as EBITDA excluding the impact of the net gain on deconsolidation of subsidiary, non-cash stock-based compensation, and acquisition related costs (including earn-outs).

STRL 3-Year Stock Price Performance Source: FactSet Sterling Infrastructure, Inc. | STRL: IR Presentation 27

Active Geographical Footprint Sterling Infrastructure, Inc. | STRL: IR Presentation 28

Protecting Our Environment + Sound governance + Environmentally responsible construction services and solutions for today and tomorrow Taking Care of Our People + Sterling’s safety rating consistently ranks 10X better than the industry average + Employee wellness programs through extensive benefit offerings + Training & Development programs, including the new focused training through Sterling Academy + Caring for our communities and supporting organizations across our footprint and beyond Governance + Committed to conducting business ethically and with integrity and full transparency + Committed to strong and effective governance practices that promote and protect the interests of our shareholders Sustainability From strategy to operations, we are committed to sustainability by operating responsibly to safeguard and improve society’s quality of life. In 2022, we published Building a Better Tomorrow, The Sterling Way – 2022 Sustainability Report to share our sustainability practices, goals and initiatives. This year, we published Leading The Way, The Sterling Way – 2023 Sustainability Report. Both reports can be accessed via the Sterling Way (ESG) section of our website https://www.strlco.com/sustainability/ Sterling Infrastructure, Inc. | STRL: IR Presentation 29

30 Contact Us Sterling Infrastructure, Inc. Noelle Dilts, VP IR and Corporate Strategy Tel: (281) 214-0795 Cell (720) 270-6361 noelle.dilts@strlco.com Sterling Infrastructure, Inc. | STRL: IR Presentation